UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

NusaTrip Incorporated

(Exact name of registrant as specified in its charter)

Nevada	001-42519	99-2217461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28F AIA Central, Jl. Jend. Sudirman No.Kav. 48A, RT.5/RW.4,Karet, Semanggi, Kota Jakarta Selatan, Daerah Khusus Ibukota, Jakarta, Indonesia	12930
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +62 21 5060 8747

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Redesignation of Officers

Albert Nicolas tendered his resignation from his position as Chief Operating Officer of NusaTrip Incorporated (the “Company”), which will become effective on May 13, 2026. Mr. Nicolas’s redesignation was not the result of any disagreement with the Company, its management, operations, policies or practices.

Appointment of Officers

On May 13, 2026,   the Company appointed Ade Irawan as Chief Operating Officer of the Company, effective May 13, 2026.

Mr. Irawan has over 17 years of comprehensive leadership experience across the aviation, travel operations, and digital travel technology sectors. Since joining the Company in 2019, Mr. Irawan has held various roles supporting the Company’s commercial and operational functions, serving in progressively senior roles, including Quality Monitoring & Trainer from November 2019 to November 2022, Business Development from December 2022 to September 2025, and Commercial Manager from September 2025 to the present. Mr. Irawan earned a Bachelor’s Degree in English Literature from Methodist School of Foreign Languages, which he attended from September 2012 to September 2016. He also earned a Diploma in Airlines Ground Handling and Management from Certified Aviation Training  , which he attended from July 2006 to July 2007.

On May 13, 2026, the Company entered into an employment agreement with Mr. Irawan (the “COO Employment Agreement”), which provides that Mr. Irawan’s employment will be 3 years after the date thereof. Under the COO Employment Agreement, Mr. Irawan will be entitled to an annual base salary of $26,000 and will be eligible to participate in the Company bonus plan.

To the Company’s knowledge, there are no family relationships between the individual named above and any director or executive officer of the Company, and the individual does not have a direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2026	NusaTrip Incorporated

/s/ Anson Neo
	Name:	Anson Neo
	Title:	Chief Executive Officer

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